SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 16, 2005 (May 13, 2005)


                        GRAHAM PACKAGING HOLDINGS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Pennsylvania                333-53603-03                  23-2553000
----------------        ------------------------        -------------------
(State or other         (Commission File Number)        (IRS Employer
 jurisdiction of                                        Identification No.)
 incorporation)


                           2401 Pleasant Valley Road
                            York, Pennsylvania 17402
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (717) 849-8500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Graham Packaging Holdings Company
                           Current Report on Form 8-K


Item 2.02 - Results of Operations and Financial Condition

On May 13, 2005, Graham Packaging Holdings Company (the "Company") issued a press release reporting its financial results for the fiscal quarter ended March 31, 2005. A copy of the press release is being furnished as Exhibit 99.1 hereto. The press release did not include certain financial statements, related footnotes and certain other financial information that were filed with the Securities and Exchange Commission as part of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, filed with the Securities and Exchange Commission on May 13, 2005.

Item 7.01 - Regulation FD Disclosure

The information furnished under Item 2.02, "Results of Operations and Financial Condition," including Exhibit 99.1, is hereby incorporated by reference. The information furnished under Item 2.02, "Results of Operations and Financial Condition," including Exhibit 99.1, and Item 7.01, "Regulation FD Disclosure" shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statement and Exhibits
 (a) None.

 (b) None.

 (c) Exhibit 99.1 - Press Release of Graham Packaging Holdings Company, issued on May 13, 2005.

                                    SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 16, 2005

                                             GRAHAM PACKAGING HOLDINGS COMPANY

                                             BCP/GRAHAM HOLDINGS L.L.C., ITS
                                             GENERAL PARTNER

                                             By: /s/ John E. Hamilton
                                               ------------------------------
                                             Name: John E. Hamilton
                                             Title: Chief Financial Officer



EXHIBIT INDEX



Exhibit No.   Description
-----------   -----------
99.1          Press Release of Graham Packaging Holdings Company, issued on May 13, 2005.